SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




                                PXRE Group Ltd.
                                ---------------
            (Exact name of registrant as specified in its charter)




                                April 23, 2003
                                --------------
               Date of Report (Date of earliest event reported)



        Bermuda                     1-15259                    98-0214717
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 (State or other juris-           (Commission               (I.R.S. Employer
diction of incorporation)         File Number)             Identification No.)



           Swan Building, 26 Victoria Street, Hamilton HM 12 Bermuda
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              (Address of principal executive offices) (Zip Code)



                                (441) 296-5858
                                --------------
             (Registrant's telephone number, including area code)


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Item 5. Other Events and Required FD Disclosure

     On April 23, 2003, PXRE Group Ltd. ("PXRE") commuted its quota share reinsurance agreement with P-1 Re Ltd. ("P-1") in consideration of a commutation fee of $1.8 million payable by P-1 to PXRE. The commutation is effective as of January 1, 2003 and PXRE will retain all reinsurance premiums that would have been ceded to P-1. PXRE elected to commute this reinsurance facility because it believes that it will earn a higher risk adjusted profit by retaining the business ceded to P-1 than it could earn from the management fee that was payable under the P-1 reinsurance agreement.

     PXRE had established the P-1 facility in December 2002 to manage the potential for excess growth in PXRE's property-catastrophe peak zone exposures. Under the P-1 reinsurance agreement, the quota share ceded to P-1 was determined based upon the amount of exposure PXRE wrote in excess of certain minimum retained amounts established by PXRE. PXRE met planned internal growth targets during the January 1, 2003 renewal season for its property-catastrophe business, but it did not experience significant peak zone exposure growth beyond its internal targets and the property catastrophe quota share ceded to P-1 was only 2.74%. As a result, the bulk of the business ceded to P-1 was well rated aviation, satellite and risk excess business. Such aviation, satellite and risk excess business is not highly correlated to PXRE's property-catastrophe exposures and reassumption of this business improves the expected return on PXRE's reinsurance portfolio.

     As a result of the commutation, PXRE is expected to retain an additional $25 to $30 million of net premiums earned during 2003. PXRE had expected to earn approximately $5.0 million of net fee income from the P-1 facility during 2003. Based upon PXRE's rate adjusted historical loss ratios, PXRE forecasts that the reassumption of the business ceded to P-1 will likely result in additional 2003 pre-tax underwriting profits of approximately $8 to $10 million, assuming normalized loss activity.

     A copy of the Commutation Agreement, effective as of January 1, 2003, between P-1 Re Ltd., PXRE Reinsurance Company and PXRE Reinsurance Ltd. is attached as Exhibit 99.1 hereto.

Cautionary Statement Regarding Forward-Looking Statements

     This report contains various forward-looking statements and includes assumptions concerning our operations, future results and prospects. Statements included herein, as well as statements made by or on our behalf in press releases, written statements or other documents filed with the Securities and Exchange Commission (the "SEC"), or in PXRE's communications and discussions with investors and analysts in the normal course of business through meetings, phone calls and conference calls, which are not historical in nature are intended to be, and are hereby identified as, "forward-looking statements" for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 as amended. These forward-looking statements, identified by words such as "intend," "forecast," "believe," "anticipate," or "expects" or variations


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of such words or similar expressions are based on current expectations and are subject to risk and uncertainties. In light of the risks and uncertainties inherent in all future projections, the inclusion of forward-looking statements in this report should not be considered as a representation by PXRE or any other person that our objectives or plans will be achieved. PXRE cautions investors and analysts that actual results or events could differ materially from those set forth or implied by the forward-looking statements and related assumptions, depending on the outcome of certain important factors including, but not limited to, the following:

     (i) significant catastrophe losses or losses under other coverages, the timing and extent of which are difficult to predict;

     (ii) changes in the level of competition in the reinsurance or primary insurance markets that impact the volume or profitability of business (these changes include, but are not limited to, the intensification of price competition, the entry of new competitors, existing competitors exiting the market and competitors' development of new products);

     (iii) the lowering or loss of one of the financial or claims paying ratings of PXRE or one or more of its subsidiaries;

     (iv) changes in the demand for reinsurance, including changes in the amount of risk that PXRE's clients elect to maintain for their own account;

     (v) risks associated with the termination and run-off of PXRE's diversification initiatives;

     (vi) adverse development on loss reserves related to business written in current and prior years;

     (vii) lower than estimated retrocessional recoveries on unpaid losses, including the effects of losses due to a decline in the creditworthiness of PXRE's retrocessionaires;

     (viii) increases in interest rates, which cause a reduction in the market value of PXRE's interest rate sensitive investments, including PXRE's fixed income investment portfolio, and potential underperformance in our finite coverages;

     (ix) decreases in interest rates causing a reduction of income earned on net cash flow from operations and the reinvestment of the proceeds from sales, calls or maturities of existing investments and shortfalls in cash flows necessary to pay fixed rate amounts due to finite contract counterparties;

     (x) market fluctuations in equity securities and with respect to our portfolio of hedge funds and other privately held securities: leverage, concentration of investments, lack of liquidity, market fluctuations and direction (including as a result of interest


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            rate fluctuations and direction, with respect to price levels and volatility thereof), currency fluctuations, credit risk, yield curve risk, spread risk between two or more similar securities, political risk, counterparty risk and risks relating to settlements on foreign exchanges;

     (xi) foreign currency fluctuations resulting in exchange gains or losses;

     (xii) a contention by the United States Internal Revenue Service that PXRE or its offshore subsidiaries are subject to U.S. taxation; and

     (xiii) changes in tax laws, tax treaties, tax rules and interpretations.

     In addition to the factors outlined above that are directly related to PXRE's business, PXRE is also subject to general business risks, including, but not limited to, adverse state, federal or foreign legislation and regulation, adverse publicity or news coverage, changes in general economic factors and the loss of key employees. The factors listed above should not be construed as exhaustive.

     PXRE undertakes no obligation to release publicly the results of any future revisions PXRE may make to forward looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PXRE GROUP LTD.




Dated:  April 24, 2003               By:
                                        -------------------------------------
                                          Jeffrey L. Radke
                                          President & Chief Operating Officer